UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2005
SOLEXA, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-22570 (Commission File No.)	94-3161073 (IRS Employer Identification No.)
25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 670-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

Item 3.02. Unregistered Sales of Equity Securities.
On November 18, 2005, Solexa, Inc., a Delaware corporation (the “Company”), entered into definitive agreements for a private placement of common stock and warrants to purchase common stock (the “Financing”). Under the terms of the Financing, the Company will sell approximately 10,000,000 shares of common stock at $6.50 per share and will issue warrants to purchase approximately 3,500,000 shares of common stock at an exercise price of $7.50 per share in two closings. On November 23, 2005, 3,851,840 shares of common stock and warrants to purchase up to 1,348,145 shares of common stock were issued at the first closing of the Financing (the “First Closing”) for gross proceeds of $25,063,960. The warrants are exercisable 180 days after issuance and remain exercisable until the 5 year anniversary of issuance. The price of the warrants is subject to certain adjustments as set forth therein. The balance of approximately 6,148,160 shares of common stock and warrants to purchase approximately 2,151,855 shares of common stock will be issued on the same terms in a second closing subject to stockholder approval at a special meeting of the Company’s stockholders.
The issuance and sale of the common stock and warrants at the First Closing and pursuant to the terms and conditions of the purchase agreements was exempt from registration in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D of the Securities Act, for transactions by an issuer not involving a public offering. The Company has agreed to file a registration statement for the resale of the common stock and shares of common stock exercisable upon issuance of the warrants issued in connection with the Financing.
The purchase agreements and form of warrants for the Financing are filed as Exhibits 10.69, 10.70, 10.71 and 10.72 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit
Number	Description
10.69*	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the individuals and entities identified on the signature pages thereto.

10.70*	Form of Warrant.

10.71*	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the purchasers identified on the signature pages thereto.

10.72*	Form of Warrant.

* Incorporated by reference to the Company’s Form 8-K, as filed with the Securities and Exchange Commission on November 23, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.
Dated: November 29, 2005	By:	/s/ Linda Rubinstein
Linda Rubinstein
Chief Financial Officer (Principal Financial Officer)

3.

EXHIBIT INDEX

Exhibit
Number	Description
10.69*	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the individuals and entities identified on the signature pages thereto.
10.70*	Form of Warrant.

10.71*	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the purchasers identified on the signature pages thereto.

10.72*	Form of Warrant.

* Incorporated by reference to the Company’s Form 8-K, as filed with the Securities and Exchange Commission on November 23, 2005.

4.